UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: (770) 612-7007
E: Michelle.Esterman@altisource.com

ALTISOURCE ANNOUNCES IT (1) ANTICIPATES THE RECORD DATE TO RECEIVE STAKEHOLDER WARRANTS IN CONNECTION WITH THE PREVIOUSLY ANNOUNCED DEBT EXCHANGE TRANSACTION TO BE FEBRUARY 14, 2025 (2) ENTERED INTO VOTING SUPPORT AGREEMENTS IN FAVOR OF PROPOSALS RELATING TO THE DEBT EXCHANGE TRANSACTION WITH SHAREHOLDERS HOLDING APPROXIMATELY 53% OF THE COMPANY’S COMMON STOCK

Luxembourg, January 16, 2024 - Altisource Portfolio Solutions S.A. (“Altisource” or the “Company”) (NASDAQ: ASPS), a leading provider and marketplace for the real estate and mortgage industries, today announced that it anticipates holders of Altisource’s common stock, restricted share units and existing penny warrants (“Existing Warrants”), in each case, of record as of February 14, 2025 will receive warrants to purchase approximately 3.25 shares of Altisource common stock at an exercise price of $1.20 per share (the “Warrants”) for each share of common stock, restricted share unit and share of common stock issuable upon exercise of Existing Warrants. The Warrants are a component of the previously announced anticipated exchange, amendment and maturity extension transaction of the Company’s term loans and certain other transactions (collectively, the “Transactions”) contemplated by the Transaction Support Agreement the Company and its wholly owned subsidiary, Altisource S.À R.L., entered into on December 16, 2024 with holders of approximately 99% of the total outstanding principal amount of the Company’s outstanding term loans. Issuance of the Warrants is subject to shareholder approval of each of the proposals (the “Proposals”) set forth in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 3, 2025 (the “Proxy Statement”) and the closing of the Transactions.

The Company has also entered into voting and support agreements with shareholders holding approximately 53% of the Company’s outstanding common stock as of the record date for the Company’s meetings of shareholders to approve the Proposals. Pursuant to these agreements, the shareholders have agreed to vote their shares in favor of each of the Proposals.

The closing of the Transactions is subject to certain terms and conditions, negotiation of, agreement upon and execution of definitive agreements, approval of the Company’s Board of Directors and shareholder approval of the Proposals, as necessary.

Forward-Looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, the expected record date for the distribution of Warrants, the number of shares issuable upon exercise of the Warrants and the closing of the Transactions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” of our Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 7, 2024, as the same may be updated from time to time in our subsequent Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this press release. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to customer concentration, the timing of the expiration of certain governmental and servicer foreclosure and eviction moratoriums and forbearance programs and the anticipated increase in default related referrals (if any) following the same, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our debt agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, and the risks and uncertainties related to completion of the Transactions on the anticipated terms or at all, including the negotiation of and entry into the definitive agreements and the satisfaction of the closing conditions of such definitive agreements, including the obtaining of the required shareholder approval of the Proposals. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events, except as required by law.

About Altisource

Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. Additional information is available at www.Altisource.com.

Additional Information and Where to Find It

Altisource has filed a definitive proxy statement (the “Proxy Statement”) with the SEC in connection with its solicitation of proxies for its Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting,”) and Special General Meeting of Shareholders (the “Special Meeting,” and together with the Special Meeting, the “Meetings”). The Proxy Statement has been made available to Altisource’s shareholders. Altisource’s shareholders are strongly encouraged to read the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents when they become available, carefully and in their entirety because they contain or will contain important information about the proposed Transactions and related matters. Stockholders may obtain the Proxy Statement, any amendments or supplements to the proxy statement and other documents as and when filed by Altisource with the SEC without charge from the SEC’s website at www.sec.gov or from the Investor Relations section of Altisource’s website at https://ir.altisource.com/financial-information.

Website References

References to information included on, or accessible through, websites do not constitute incorporation by reference of the information contained on or available through such websites, and you should not consider such information to be part of this press release.

Disclaimer

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

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